Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events
Note 17.	Subsequent Events

The Company has evaluated all of its activities and concluded that no subsequent events have occurred that would require recognition in the condensed consolidated financial statements or disclosure in the notes to the condensed consolidated financial statements, except as described below.

On August 1, 2013, ExOne Holding Deutschland GmbH (“ExOne Holding”), a newly-formed, wholly-owned subsidiary of the Company, entered into an agreement (the “Agreement”) with the Municipality of Gersthofen, Germany (the “Municipality”) to purchase certain real property (the “Property”), from the Municipality for an aggregate amount of approximately $3,900 (€3,000). The Agreement contains terms and conditions that are customary for German land purchase agreements of this nature. Additionally, on August 1, 2013, ExOne Holding and the Municipality entered into an agreement pursuant to which the Municipality granted ExOne Holding an option to purchase adjacent parcels of land consisting of 14,319 square meters on the same terms and conditions as those set forth in the Agreement (the “Option”). The Option expires on December 31, 2016.

The Company intends to construct a new facility on the land, which will comprise approximately 150,700 square feet of production, warehouse, service and research and development space as well as approximately 27,600 square feet for offices. On August 14, 2013, ExOne Holding entered into a construction contract with a turnkey provider of construction services for the design and construction of the facility. The total cost for the land and the construction of the facility (including design services) is estimated at approximately $20,000 (€15,400).

Note 19. Subsequent Events

The Company has evaluated all activity of ExOne and concluded that no subsequent events have occurred that would require recognition in the consolidated financial statements or disclosure in the notes to the consolidated financial statements, except as described below.

Reorganization

On January 1, 2013, The Ex One Company, LLC, a Delaware limited liability company, merged with and into a Delaware corporation, which survived and changed its name to The ExOne Company. As a result of the reorganization, The Ex One Company, LLC became the Company, a Delaware corporation, the common and preferred interest holders of The Ex One Company, LLC became holders of common stock and preferred stock, respectively, of the Company and the subsidiaries of The Ex One Company, LLC became the subsidiaries of the Company. The preferred stock of the Company was converted into common stock on a 9.5 to 1 basis (1,998,275 shares of common stock) immediately prior to February 6, 2013, the effective date of the IPO.

Prior to giving effect to the reorganization transaction, no provision for income taxes had been recorded for The Ex One Company, LLC as its individual members were taxed based on their proportionate share of taxable income. Upon conversion, The ExOne Company will be taxed as a corporation for U.S. federal, state, local and foreign income tax purposes. On January 1, 2013, the Company recorded a net deferred tax asset of approximately $213 based on the difference between the book and tax basis of assets and liabilities as of that date. Due to a history of operating losses at the subsidiary level, a valuation allowance of 100% of the net deferred tax asset was established.

Settlement of Preferred Unit Dividends

On January 23, 2013, the Company settled an accrued dividend with certain preferred unitholders of the former limited liability company in the amount of approximately $1,437. Of this amount, approximately $304 was settled in cash with the remaining $1,133 converted by the principal preferred unitholder (also the majority member of the former limited liability company) to additional amounts due under the demand note payable to member. The demand note payable to member was fully repaid on February 14, 2013 (see “Long-Term Debt Repayments” below).

2013 Equity Incentive Plan

On January 24, 2013, the Board of Directors of the Company adopted the 2013 Equity Incentive Plan (the Plan). In connection with the adoption of the Plan, 500,000 shares of common stock were reserved for issuance pursuant to the Plan, with automatic increases in such reserve available each year annually on January 1 from 2014 through 2023 equal to the lesser of (i) 3.0% of the total outstanding shares of common stock as of December 31 of the immediately preceding year or (ii) a number of shares of common stock determined by the Board of Directors, provided that the maximum number of shares authorized under the Plan will not exceed 1,992,242 shares, subject to certain adjustments. On January 24, 2013, the Board of Directors authorized awards of 180,000 incentive stock options (ISOs) under the Plan to certain employees contemporaneously with the IPO at an exercise price determined by the IPO offering price, which was $18.00 per share. These awards vest on a cumulative annual basis over a three year period and the ISOs fully expire on February 6, 2023.

Initial Public Offering of The ExOne Company

On February 6, 2013, the Company’s registration statement on Form S-1 (File No 333-185933) was declared effective for the Company’s IPO, pursuant to which the Company registered the offering and sale of 6,095,000 shares of common stock at a public offering price of $18.00 per share for an aggregate offering price of $109,710.

As a result of the offering, the Company received net proceeds of approximately $91,996, after deducting underwriting discounts and commissions. Following the receipt of net proceeds, the Company paid offering expenses of approximately $1,600.

Long-Term Debt Repayments

On February 14, 2013, the Company repaid outstanding amounts due on the demand note payable to member (Note 8) of approximately $9,800 (including accrued interest). Following this repayment, the demand note payable to member was retired. Separately, on February 14, 2013, the Company repaid $300 to retire its building note payable with an unrelated party (Note 9). There were no prepayment penalties or gains or losses associated with this early retirement of debt.

TMF and Lone Star Asset Acquisition

On March 27, 2013, a wholly-owned subsidiary of the Company, ExOne Americas LLC, a Delaware limited liability company, acquired certain assets, including property and equipment (principally land, buildings and machinery and equipment) held by two variable interest entities of the Company, TMF and Lone Star, and assumed all outstanding debt of such variable interest entities, including certain related interest rate swap agreements.

Payment of approximately $1,900 was made to TMF and approximately $200 was made to Lone Star, including a return of capital to the majority member of the former limited liability company of approximately $1,400. There was no gain or loss or goodwill generated as a result of this transaction. Simultaneous with the completion of this transaction, the Company also repaid all of the outstanding debt and settled the related interest rate swap agreements assumed from the variable interest entities, resulting in a payment of approximately $4,700.